Statement of Changes in Net Assets Available for Benefits - EBP 34-0214400 002 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investment income
Interest and dividends	$ 1,998,288	$ 1,931,563
Total Investment income	1,998,288	1,931,563
Other income	35,890	27,590
Net appreciation in fair value of investments	5,988,919	5,429,896
Contributions
Participants'	3,706,916	3,314,194
Companies'	1,274,352	1,098,735
Rollovers	206,960	552,719
EBP, Change in Net Asset Available for Benefit, Increase from Contribution	5,188,228	4,965,648
Total additions	13,211,325	12,354,697
DEDUCTIONS FROM NET ASSETS ATTRIBUTED TO:
Benefits paid to participants	6,097,449	11,432,056
Administrative expense	123,640	105,416
Total deductions	6,221,089	11,537,472
NET INCREASE	6,990,236	817,225
END OF YEAR	$ 67,605,048	$ 60,614,812